Annual Meeting of Shareholders 2026 May 4, 2026 Exhibit 99.1

Imperial | 2026 2 Cautionary statement Statements of future events or conditions in this presentation, including projections, targets, expectations, estimates, and business plans are forward-looking statements. Similarly, discussion of roadmaps or future plans related to carbon capture, transportation and storage, biofuel, hydrogen, and other future plans to reduce emissions and emission intensity of the company, its affiliates and third parties are dependent on future market factors, such as continued technological progress, policy support and timely rule-making and permitting, and represent forward-looking statements. Forward-looking statements can be identified by words such as believe, anticipate, intend, propose, plan, goal, seek, project, predict, target, estimate, expect, strategy, outlook, schedule, future, continue, likely, may, should, will and similar references to future periods. Forward-looking statements in this presentation include, but are not limited to, references to future cash flows, shareholder returns, value and growth; company strategy including maximizing the value of existing assets; impacts and effectiveness of Kearl turnaround interval extensions; and the company’s workforce transformation and restructuring plans to centralize activities in global business and technology centres, including timing and impacts. Forward-looking statements are based on the company’s current expectations, estimates, projections and assumptions at the time the statements are made. Actual future financial and operating results, including expectations and assumptions concerning future energy demand, supply and mix; production rates, growth and mix across various assets; production life, resource recoveries and reservoir performance; project plans, timing, costs, technical evaluations and capacities, and the company’s ability to effectively execute on these plans and operate its assets; the adoption and impact of new facilities or technologies on reductions to greenhouse gas emissions intensity, including but not limited to technologies using solvents to replace energy intensive steam at Cold Lake, the EBRT project, Strathcona renewable diesel, carbon capture and storage including in connection with hydrogen for the renewable diesel project, recovery technologies and efficiency projects, and any changes in the scope, terms, or costs of such projects; the degree and timeliness of support that will be provided by policymakers and other stakeholders for various new technologies such as carbon capture and storage; for renewable diesel, the availability and cost of locally-sourced and grown feedstock and the supply of renewable diesel to British Columbia in connection with its low-carbon fuel legislation; the amount and timing of emissions reductions, including the impact of lower carbon fuels; availability and performance of third-party service providers, including ExxonMobil global capability centres and other service providers located outside of Canada; receipt of regulatory and third-party approvals in a timely manner, especially with respect to large scale emissions reduction projects; applicable laws and government policies, including with respect to climate change, greenhouse gas emissions reductions and low carbon fuels; refinery utilization and product sales; the ability to offset any ongoing or renewed inflationary pressures; cash generation, financing sources and capital structure, such as dividends and shareholder returns, including the timing and amounts of share repurchases; capital and environmental expenditures; the capture of efficiencies within and between business lines and the ability to maintain near-term cost reductions as ongoing efficiencies; and commodity prices, foreign exchange rates and general market conditions, could differ materially depending on a number of factors. Continued on the next page

Imperial | 2026 3 Cautionary statement (continued) These factors include global, regional or local changes in supply and demand for oil, natural gas, petroleum and petrochemical products, feedstocks and other market factors, economic conditions and seasonal fluctuations and resulting demand, price, differential and margin impacts, including Canadian and foreign government action with respect to supply levels, prices, trade tariffs, trade sanctions or trade controls, disruptions, realignment or breaking of trade alliances or agreements or a broader breakdown in global trade, and disruptions in military alliances or wars; political or regulatory events, including changes in law or government policy, applicable royalty rates, and tax laws; environmental regulation, including climate change and greenhouse gas regulation and changes to such regulation; environmental risks inherent in oil and gas activities; government policies supporting lower carbon investment opportunities; failure, delay, reduction, revocation or uncertainty regarding supportive policy and market development for the adoption of emerging lower-emission energy technologies and other technologies that support emissions reductions; the receipt, in a timely manner, of regulatory and third-party approvals, including for new technologies relating to the company’s lower emissions business activities; third-party opposition to company and service provider operations, projects and infrastructure; competition from alternative energy sources, other emission reduction technologies, and established competitors in such markets; availability and allocation of capital; availability and performance of third- party service providers, including ExxonMobil global capability centres and other service providers located outside of Canada; unanticipated technical or operational difficulties; effectiveness of company risk management programs and emergency response preparedness; project management and schedules and timely completion of projects; transportation for accessing markets; commercial negotiations; unexpected technological developments; the results of research programs and new technologies, including with respect to autonomous operations and greenhouse gas emissions, and the ability to bring new technologies to commercial scale on a commercially competitive basis; reservoir analysis and performance; the ability to develop or acquire additional reserves; operational hazards and risks; cybersecurity incidents including incidents caused by actors employing emerging technologies such as artificial intelligence; currency exchange rates; the occurrence, pace, rate of recovery and effects of public health crises, including the responses from governments; general economic conditions, including continued or renewed inflation and the occurrence and duration of economic recessions or downturns; and other factors discussed in "Item 1A Risk factors" and "Item 7 Management’s discussion and analysis of financial condition and results of operations" in the company’s most recent annual report on Form 10-K. Forward-looking statements are not guarantees of future performance and involve a number of risks and uncertainties, some that are similar to other oil and gas companies and some that are unique to Imperial. Imperial’s actual results may differ materially from those expressed or implied by its forward-looking statements and readers are cautioned not to place undue reliance on them. Imperial undertakes no obligation to update any forward-looking statements contained herein, except as required by applicable law. Forward-looking and other statements regarding Imperial's environmental, social and other sustainability efforts and aspirations are not an indication that these statements are material to investors or require disclosure in the company's filings with securities regulators. In addition, historical, current and forward-looking environmental, social and sustainability-related statements may be based on standards for measuring progress that are still developing, internal controls and processes that continue to evolve, and assumptions that are subject to change in the future, including future rule-making. References to projects or opportunities may not reflect investment decisions made by the company. Individual projects or opportunities may advance based on a number of factors, including availability of stable and supportive policy, permitting, technological advancement for cost-effective abatement, insights from the company planning process, and alignment with partners and other stakeholders. Capital investment guidance in lower-emission investments is based on the company’s corporate plan; however, actual investment levels will be subject to the availability of the opportunity set, public policy support, and focused on returns. The term “project” as used in this presentation can refer to a variety of different activities and does not necessarily have the same meaning as in any government payment transparency reports.

Imperial | 2026 4 Meeting proceedings John Whelan Chairman, president, and chief executive officer Ian Laing Vice-president, general counsel and corporate secretary Peter Shaw Vice-president, investor relations

Imperial | 2026 5 Election of directors Appointment of the auditor John Floren Sharon Driscoll Gary Goldberg Miranda Hubbs Neil Hansen Tanya Bryja John Whelan PricewaterhouseCoopers LLP

Imperial | 2026 6 Chairman’s remarks John Whelan Chairman, president, and chief executive officer

Imperial | 2026 7 Strong earnings and cash flow Underpinned by continued operational excellence Net income Cash from Ops Free Cash Flow¹ Returned to shareholders 2025 financial highlights $3.3B $6.7B $4.8B $4.6B Five-year cumulative (2021-2025) $22.8B $32.4B $25.3B $23.6B Kearl ¹ Non-GAAP financial measure – see supplemental information for definition and reconciliation

Imperial | 2026 8 Best-in-class safety performance Most Responsible Operator in the industry Achieved zero lost-time incidents and no high-consequence process safety events Strathcona

Imperial | 2026 9 Meaningful relationships with Indigenous communities Surpassed annual spending goal of $1B with our Indigenous partners and communities

Imperial | 2026 10 Delivering execution excellence Strong results driven by record production and advantaged technology ▪ Highest full-year gross production of 438 koebd in over 30 years › Kearl produced 280 kbd and progressed turnaround interval extension › Cold Lake produced 151 kbd, enabled by strong Grand Rapids SA-SAGD production and first oil from the Leming SAGD project ▪ Delivered refining throughput of 402 kbd, utilization of 93% › Executed turnaround activities at all three refineries ahead of schedule and below budget ▪ Advantaged Chemicals business benefiting from refinery integration ▪ Achieved highest Esso and Mobil retail site count in the company’s history Cold Lake Upstream production is Imperial share before royalties, except Kearl which is 100% gross basis. Kearl is jointly owned by Imperial (70.96%) and ExxonMobil Canada (29.04%)

Imperial | 2026 11 Advancing future growth Innovating and executing future-focused projects ▪ Start-up of Canada’s largest renewable diesel facility at Strathcona ▪ Advanced construction of the Enhanced Bitumen Recovery Technology (EBRT) pilot • Established the Imperial Energy Innovation Centre with the Southern Alberta Institute of Technology

Imperial | 2026 12 Positioning for long-term value Increasing cash flow and delivering industry-leading shareholder returns ▪ Restructuring plans to leverage rapidly advancing technology and growth of global capability centres ▪ Aligned with strategy to maximize value of our existing assets › Targets efficiency and effectiveness benefits ▪ Enhance foundation for future growth ▪ Strong focus on safety and operational excellence throughout the transition

Imperial | 2026 13 Strathcona Strong team, positioned to win

Imperial | 2026 14 Q&A

Imperial | 2026 15 Scrutineers’ report Ian Laing Vice-president, general counsel and corporate secretary

Thank you for attending Imperial’s annual meeting of shareholders May 4, 2026

Imperial | 2026 Supplemental information Non-GAAP measures Listed below are definitions of several of Imperial’s key business and financial performance measures. The definitions are provided to facilitate understanding of the terms and how they are calculated. These measures are not prescribed by U.S. Generally Accepted Accounting Principles (GAAP). These measures constitute “non-GAAP financial measures” under Securities and Exchange Commission Regulation G and Item 10(e) of Regulation S-K, and “specified financial measures” under National Instrument 52-112 Non-GAAP and Other Financial Measures Disclosure of the Canadian Securities Administrators. Reconciliation of these non-GAAP financial measures to the most comparable GAAP measure, and other information required by these regulations have been provided. Non-GAAP financial measures and specified financial measures are not standardized financial measures under GAAP and do not have a standardized definition. As such, these measures may not be directly comparable to measures presented by other companies and should not be considered a substitute for GAAP financial measures. Free cash flow Free cash flow is a non-GAAP financial measure that is cash flows from operating activities less additions to property, plant and equipment and equity company investments plus proceeds from asset sales. The most directly comparable financial measure that is disclosed in the financial statements is "Cash flows from (used in) operating activities" within the company’s Consolidated statement of cash flows. This measure is used to evaluate cash available for financing activities (including but not limited to dividends and share purchases) after investment in the business. Reconciliation of free cash flow millions of Canadian dollars 2025 2024 2023 From Imperial's Consolidated statement of cash flows Cash flows from (used in) operating activities 6,708 5,981 3,734 Cash flows from (used in) investing activities Additions to property, plant and equipment (2,005) (1,867) (1,785) Proceeds from asset sales 101 25 86 Additional investments (4) — — Loans to equity companies - net 16 17 5 Free cash flow 4,816 4,156 2,040

Imperial | 2026 Supplemental information Cash operating costs (Cash costs) Cash operating costs is a non-GAAP financial measure that consists of total expenses, less purchases of crude oil and products, federal excise taxes and fuel charge, financing, and costs that are non- cash in nature, including depreciation and depletion, and non-service pension and postretirement benefit. The components of cash operating costs include "Production and manufacturing", "Selling and general" and "Exploration" from the company’s Consolidated statement of income. The sum of these income statement lines serves as an indication of cash operating costs and does not reflect the total cash expenditures of the company. The most directly comparable financial measure that is disclosed in the financial statements is "Total expenses" within the company’s Consolidated statement of income. This measure is useful for investors to understand the company’s efforts to optimize cash through disciplined expense management. Reconciliation of cash operating costs millions of Canadian dollars 2025 2024 2023 From Imperial's Consolidated statement of Income Total expenses 42,816 45,293 44,600 Less: Purchases of crude oil and products 29,807 33,184 32,399 Federal excise taxes and fuel charge 1,715 2,535 2,402 Depreciation and depletion 2,579 1,983 1,907 Non-service pension and postretirement benefit 41 3 82 Financing 12 41 69 Total cash operating costs 8,662 7,547 7,741

# Supplemental information

Unit cash operating costs (Unit cash costs)

Unit cash operating costs is a non-GAAP ratio. Unit cash operating costs (unit cash costs) is calculated by dividing cash operating costs by total gross oil-equivalent production, and is calculated for the Upstream segment, as well as the major Upstream assets. Cash operating costs is a non-GAAP financial measure and is disclosed and reconciled above. This measure is useful for investors to understand the expense management efforts of the company's major assets as a component of the overall Upstream segment. Unit cash operating cost, as used by management, does not directly align with the definition of "Average unit production costs" as set out by the U.S. Securities and Exchange Commission (SEC), and disclosed in the company's SEC Form 10-K.

**Components of unit cash operating cost**

| | **2025** | | | | 2024 | | | | 2023 | | | |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| millions of Canadian dollars | **Upstream (a)** | **Kearl** | **Cold Lake** | **Syncrude** | Upstream (a) | Kearl | Cold Lake | Syncrude | Upstream (a) | Kearl | Cold Lake | Syncrude |
| Production and manufacturing | **5,015** | **1,967** | **1,123** | **1,435** | 4,644 | 1,973 | 1,094 | 1,414 | 4,917 | 2,097 | 1,144 | 1,533 |
| Selling and general | **—** | **—** | **—** | **—** | — | — | — | — | — | — | — | — |
| Exploration | **7** | **—** | **—** | **—** | 3 | — | — | — | 5 | — | — | — |
| **Cash operating costs** | **5,022** | **1,967** | **1,123** | **1,435** | 4,647 | 1,973 | 1,094 | 1,414 | 4,922 | 2,097 | 1,144 | 1,533 |
| Gross oil-equivalent production (thousands of barrels per day) | **438** | **199** | **151** | **79** | 433 | 200 | 148 | 75 | 413 | 191 | 135 | 76 |
| **Unit cash operating cost ($/oeb)** | **31.41** | **27.08** | **20.38** | **49.77** | 29.32 | 26.95 | 20.20 | 51.51 | 32.65 | 30.08 | 23.22 | 55.26 |
| USD converted at the YTD average forex *2025 US$0.72; 2024 US$0.73; 2023 US$0.74* | **22.62** | **19.50** | **14.67** | **35.83** | 21.40 | 19.67 | 14.75 | 37.60 | 24.16 | 22.26 | 17.18 | 40.89 |

(a) Upstream includes Imperial's share of Kearl, Cold Lake, Syncrude and other.

Imperial | 2026 19

Imperial | 2026 Supplemental information Net income (loss) excluding identified items Net income (loss) excluding identified items is a non-GAAP financial measure that is total net income (loss) excluding individually significant non-operational events with an absolute corporate total earnings impact of at least $100 million in a given quarter. Net income (loss) excluding identified items per common share is a non-GAAP ratio which is calculated by dividing Net income (loss) excluding identified items by the weighted-average number of common shares outstanding, assuming dilution. The net income (loss) impact of an identified item for an individual segment may be less than $100 million when the item impacts several segments or several periods. The most directly comparable financial measure that is disclosed in the financial statements is "Net income (loss)" within the company’s Consolidated statement of income. Management uses these figures to improve comparability of the underlying business across multiple periods by isolating and removing significant non-operational events from business results. The company believes this view provides investors increased transparency into business results and trends, and provides investors with a view of the business as seen through the eyes of management. Net income (loss) excluding identified items is not meant to be viewed in isolation or as a substitute for net income (loss) as prepared in accordance with U.S. GAAP. All identified items are presented on an after-tax basis. Reconciliation of net income (loss) excluding identified items millions of Canadian dollars 2025 2024 2023 From Imperial's Consolidated statement of income Net income (loss) (U.S. GAAP) 3,268 4,790 4,889 Less identified items included in Net income (loss) Impairments (570) - - Restructuring charges (249) - - Other (212) - - Subtotal of identified items (1,031) 4,790 4,889 Net income (loss) excluding identified items 4,299 4,790 4,889